Exhibit 99.2

Amicus Therapeutics Analyst Day 2019 October 10, 2019

Amicus Therapeutics 2019 Analyst Day This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, business development plans and the projected revenues, sales, expenses and cash position for the Company. The inclusion of forward- looking statements should not be regarded as a representation by us that any of our plans or projections will be achieved. Any or all of the forward-looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, actual results may differ materially from those set forth in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe, Japan, the US and other geographies or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. With respect to statements regarding projections of the Company's revenue, sales, expenses and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans and strategies. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2018. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. Forward-Looking Statements Non-GAAP Financial Measures In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted financial measures are non-GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non-recurring items. Other companies may define these measures in different ways. When we provide our expectation for non-GAAP operating expenses on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

Amicus Therapeutics 2019 Analyst Day Amicus Therapeutics 2019 Analyst Day Agenda 8:30 a.m. - 8:35 a.m. WELCOME & INTRODUCTIONS Sara Pellegrino, Vice President, Investor Relations 8:35 a.m. - 8:45 a.m. VISION, MISSION AND STRATEGY John F. Crowley, Chairman and Chief Executive Officer 8:45 a.m. - 9:00 a.m. FINANCIAL AND OPERATIONAL STRATEGY Daphne Quimi, Chief Financial Officer Bradley Campbell, President and Chief Operating Officer 9:00 a.m. - 9:30 a.m. GALAFOLD: ROADMAP TO $1B IN SALES AND PATIENT PERSPECTIVES Bradley Campbell, President and Chief Operating Officer Simon Jordan, SVP, Head of International Mike Keavany, SVP, Head of US Jayne Gershkowitz, Chief Patient Advocate with Alex Dencker and Sabina Kineen Jay Barth, M.D., Chief Medical Officer 9:30 a.m. - 9:50 a.m. AT-GAA - POTENTIAL TO SHIFT THE TREATMENT PARADIGM IN POMPE DISEASE 9:50 a.m. - 10:00 a.m. Q&A SESSION 10:00 a.m. -10:10 a.m. BREAK 10:10 a.m. - 10:50 a.m. NEXT GENERATION GENE THERAPY PLATFORM & RESEARCH PROGRAM 10:50 a.m. - 11:00 a.m. Q&A SESSION 11:00 a.m. - 11:30 a.m. BATTEN DISEASE GENE THERAPY PORTFOLIO AND PATIENT PERSPECTIVES 11:30 a.m. - 11:50 a.m. CLOSING REMARKS 11:50 a.m. - 12:00 p.m. Q&A SESSION John F. Crowley, Chairman and Chief Executive Officer Hung Do, Ph.D., Chief Science Officer Jeff Castelli, Ph.D., Chief Portfolio Officer and Head of Gene Therapy Jim Wilson, M.D., Ph.D., Rose H Weiss Professor and Director, Orphan Disease Center, Perelman School of Medicine at the University of Pennsylvania Jill Weimer, Ph.D., SVP of Discovery Research & Gene Therapy Science Jayne Gershkowitz, Chief Patient Advocate with the Kahn Family Jeff Castelli, Ph.D., Chief Portfolio Officer and Head of Gene Therapy John F. Crowley, Chairman and Chief Executive Officer

Amicus Therapeutics 2019 Analyst Day October 10, 2019 ? New York, NY 2019 Analyst Day ? John F. Crowley Chairman and Chief Executive Officer Vision, Mission & Strategy

Amicus Therapeutics 2019 Analyst Day Robust R&D Engine Nearly 50+ Lysosomal Disorders and More Prevalent Rare Diseases World Class BIOLOGICS Capabilities GLOBAL COMMERCIAL ORGANIZATION Two Clinical- Stage Gene Therapies ~$575M Cash as of 6/30/19 AT-GAA Phase 3 in Pompe Disease EMPLOYEES in 27 Countries Protein Engineering & Glycobiology Gene Therapy PLATFORM A leading fully-integrated, global rare disease biotechnology company Amicus Therapeutics 2019 Analyst Day Amicus Therapeutics 2019 Analyst Day NCH NCH NCH NCH PENN PENN Amicus has assembled one of the largest portfolios of gene therapy programs for rare diseases in the entire industry PENN PENN MPSIIIB Next Generation MPSIIIA MepseviiTM (vestronidase alfa) (Japan Only)* MPS Franchise Next Generation Research Programs and CNS Gene Therapies CLN 1 Batten Disease CLN8 Batten Disease CLN3 Batten Disease CLN6 Batten Disease Batten Franchise - Gene Therapies Pompe Gene Therapy AT-GAA (Novel ERT + Chaperone) Pompe Franchise Fabry Gene Therapy

A broad and patient focused portfolio to drive value creation Gene Therapy Portfolio $1B+ Opportunity Pompe ERT $1 B-2B+ Opportunity Galafold $1B+ Opportunity Transform the Lives of Thousands of Patients 6

Galafold ® (migalastat) Monotherapy Fabry Franchise COMMERCIAL DISCOVERY PHASE 3 PHASE 1/2 PRECLINICAL REGULATORY *Exclusive license from Ultragenyx for Japanese rights to MepseviiTM, investigator-sponsored trial in Japan underway NCH /PENN Other Tay-Sachs Disease NCH Niemann-Pick Type C (N PC) NCH / PENN CDKL5 Deficiency Disorder GTx / ERT PENN Amicus Therapeutics 2019 Analyst Day Our Passion for Making a Difference Unites Us

Amicus is now at a major inflection point and positioned to create significant shareholder value ahead while advancing our mission for patients

Amicus Therapeutics 2019 Analyst Day Amicus Therapeutics 2019 Analyst Day U Galafold Q3 Preliminary Revenue and Upwardly Revised 2019 Guidance U Galafold Patient Number Update U Updated Cash Runway Guidance and Path to Profitability U Pompe Natural History Published Literature Comparison to AT-GAA U Propel Study Enrollment Update U Data and Path Forward For Amicus/Penn Pompe Gene Therapy U Initial Preclinical Fabry Gene Therapy Results U Additional Data from CLN6 Batten study, including Matched Natural History What's New at Amicus Analyst Day 2019

Amicus Therapeutics 2019 Analyst Day Portfolio of Gene Therapy Programs and Technologies Provides Foundation for Future AT-GAA for Pompe Advances Toward Approval as "Crown Jewel" of Amicus Portfolio Amicus Financial Outlook Strengthened with Current Cash Revised Now to 1H2022 Today's Analyst Day highlights our recent success and outlook across our science, clinical, regulatory and commercial efforts Galafold Continues Strong Launch Performance & Cornerstone of Amicus Success Key Takeaways from Amicus Analyst Day 2019

Amicus Therapeutics 2019 Analyst Day Preliminary unaudited 3Q19 Galafold revenue of Galafold: Key Takeaways from Amicus Analyst Day 2019 $48.0M + exceeds expectations " Achieved 1,000+ net global Galafold patients by end of Q3 Galafold Continues Strong Launch Performance & Cornerstone of Amicus Success " FY19 Galafold guidance upwardly revised to $170M-$180M range " On clear path to $500M+ in 2023 revenue and $1B+ peak

Amicus Therapeutics 2019 Analyst Day Company now fully funded through major milestones in Amicus Financial Outlook Strengthened with Current Cash Revised to 1 H2022 Financial Outlook: Key Takeaways from Amicus Analyst Day 2019 portfolio and continued global growth " Cumulative Galafold projected revenues of $1 B+ in 2020-2022 offset significant majority of company spend/investments " Achieved through OpEx savings, CapEx phasing, program prioritization and increased Galafold revenue projections " Under current operating plan, 2019 is peak year for non-GAAP operating expense on path to profitability " No material business development planned or needed in next several years " Only modest additional capital required to extend runway into profitability with multiple non-equity sources available as/when needed

Amicus Therapeutics 2019 Analyst Day PROPEL pivotal study 80%+ enrolled and expected AT-GAA for Pompe Advances Toward Approval as "Crown Jewel" of Amicus Portfolio AT-GAA: Key Takeaways from Amicus Analyst Day 2019 now to over-enroll (~ 120 Patients) by YE 2019 " Pediatric study underway " Manufacturing PPQ runs at WuXi biologics on track to start this month " New phase 2 data and natural history published literature comparison continue to support potential to become Pompe standard of care " Peak revenue potential of $1 B-$2B, with exclusivity well into 2030s

Amicus Therapeutics 2019 Analyst Day CLN6 data shows profound impact as compared Portfolio of Gene Therapy Programs and Technologies Provides Foundation for Future Gene Therapy: Key Takeaways from Amicus Analyst Day 2019 to natural history now matched for age and baseline. Potential to become first ever approved gene therapy for fatal brain disease in children " CLN3 additional patients to be dosed and AAV intrathecal platform increasingly gives confidence in CLN3 program (largest cause of childhood neurodegeneration, 5,000+ children) " Penn Collaboration is R&D engine, with rights to 50+ diseases " 8 preclinical gene therapies in development and one clinical candidate now generated (Pompe)

Financial & Operational Strategy Daphne Quimi, Chief Financial Officer Bradley Campbell, President and Chief Operating Officer 2019 Analyst Day ? October 10, 2019 ? New York, NY

Our strategy continues to be "Go it Alone" because we believe it is the best way to deliver our medicines to patients and maximize long term shareholder value Amicus Therapeutics 2019 Analyst Day 16 Amicus Therapeutics 2019 Analyst Day $170M-$180M $91.2M $36.9M FY16 FY17 FY18 FY19 $5.0M Strong Q3 performance of ~$48M+ (preliminary/unaudited) gives confidence in upwardly revised guidance of $170-$180M. We expect to fall in the midpoint of this revised guidance, inclusive of FX Galafold Success and FY19 Galafold Revenue Guidance

Robust R&D Engine Nearly 50+ Lysosomal Disorders and More Prevalent Rare Diseases World Class BIOLOGICS Capabilities GLOBAL COMMERCIAL ORGANIZATION Two Clinical- Stage Gene Therapies ~$575M Cash as of 6/30/19 AT-GAA Phase 3 in Pompe Disease EMPLOYEES in 27 Countries Protein Engineering & Glycobiology Gene Therapy PLATFORM

Galafold is on track to generate $1 B+ in projected cumulative revenues from 2020-2022 and is on an Galafold: Precision Medicine for Fabry Disease Galafold Growth Trajectory anticipated path to $500M+ in annual sales in 2023 and $1 B+ annual sales at peak Peak FY18 FY19 FY20 FY21 FY22 FY23 Projected Cumulative Revenues (2020-2022) $170M- $91.2M $180M $1B $1B Annual Revenue $500M

anticipated path to $500M+ in annual sales in 2023 and $1 B+ annual sales at peak Peak FY18 FY19 FY20 FY21 FY22 FY23 Projected Cumulative Revenues (2020-2022) $170M- $91.2M $180M $1B $1B Annual Revenue $500M+

Amicus has invested substantially over the past several years to build world class Investments Poised to Deliver Results Building the Foundation: 2016-2018 global commercial capabilities and to develop/advance AT-GAA for Pompe SG&A: Global Commercialization 11 Established 200+ person team 11 Strong access and reimbursement expertise 11 Presence in 27 countries, 5 continents 11 Cover most major global metabolic centers 11 Experienced team to support entire Amicus portfolio R&D: Develop/Advance AT-GAA 11 Conducted multicenter global Phase 1/2 studies 11 Largest pivotal study ever in lysosomal disorders (PROPEL) 11 Advance manufacturing to commercial scale and quality 11 Begin early commercial inventory build Amicus Therapeutics 2019 Analyst Day Capital Expenditures People Programs Operating Expenses Extension of Cash Runway to Well into 1 H2022 Completion of strategic business review and strategy has driven efficiencies and cost savings while advancing all key programs forward

Amicus has invested substantially over the past several years to build world class Investments Poised to Deliver Results Building the Foundation: 2016-2018 global commercial capabilities and to develop/advance AT-GAA for Pompe SG&A: Global Commercialization 11 Established 200+ person team 11 Strong access and reimbursement expertise 11 Presence in 27 countries, 5 continents 11 Cover most major global metabolic centers 11 Experienced team to support entire Amicus portfolio R&D: Develop/Advance AT-GAA 11 Conducted multicenter global Phase 1/2 studies 11 Largest pivotal study ever in lysosomal disorders (PROPEL) 11 Advance manufacturing to commercial scale and quality 11 Begin early commercial inventory build Amicus Therapeutics 2019 Analyst Day Capital Expenditures People Programs Operating Expenses Extension of Cash Runway to Well into 1 H2022 Completion of strategic business review and strategy has driven efficiencies and cost savings while advancing all key programs forward

With these major investments in SG&A and R&D poised to yield results, 2019 is peak Amicus Therapeutics 2019 Analyst Day year for non-GAAP operating expense on path to profitability - FY19 anticipated non-GAAP operating expense of $410M-$420M Non-GAAP Operating Expense Guidance - Strong operating support organization in place to maximize value of future program advancements and products - Expected non-GAAP operating expense to remain relatively flat in 2020-2022 - Minimal further investment in global commercial infrastructure and team needed to launch AT-GAA Non-GAAP operating expense excludes share-based compensation expense, changes in fair value of contingent consideration, and depreciation Amicus Therapeutics 2019 Analyst Day Well into 1H2022 2.5+ Years Cash Runway ~$420M Cash YE2019 Fully funded through major milestones in portfolio and continued global growth Cash Runway Now to Well into 1 H2022 (2.5+ years)

With these major investments in SG&A and R&D poised to yield results, 2019 is peak Amicus Therapeutics 2019 Analyst Day year for non-GAAP operating expense on path to profitability - FY19 anticipated non-GAAP operating expense of $410M-$420M Non-GAAP Operating Expense Guidance - Strong operating support organization in place to maximize value of future program advancements and products - Expected non-GAAP operating expense to remain relatively flat in 2020-2022 - Minimal further investment in global commercial infrastructure and team needed to launch AT-GAA Non-GAAP operating expense excludes share-based compensation expense, changes in fair value of contingent consideration, and depreciation Amicus Therapeutics 2019 Analyst Day Well into 1H2022 2.5+ Years Cash Runway ~$420M Cash YE2019 Fully funded through major milestones in portfolio and continued global growth Cash Runway Now to Well into 1 H2022 (2.5+ years)

Amicus Therapeutics 2019 Analyst Day Company now fully funded through major milestones in Amicus Financial Outlook Strengthened with Current Cash Revised to 1 H2022 Financial Outlook: Key Takeaways from Amicus Analyst Day 2019 portfolio and continued global growth " Cumulative Galafold projected revenue of $1 B+ in 2020-2022 offsets significant majority of company spend/investments " Achieved through OpEx savings, CapEx phasing, program prioritization and increased Galafold revenue projections " Under current operating plan, 2019 is peak year for non-GAAP operating expense on path to profitability " No material business development planned or needed in next several years " Only modest additional capital required in the outer years to extend runway into profitability with multiple non-equity sources available as/when needed "We push ideas as far and as fast as possible" - Amicus Belief Statement Bradley Campbell, President and Chief Operating Officer Simon Jordan, Senior Vice President and Head of International Mike Keavany, Senior Vice President and Head of US ...taking a leadership role in the treatment of Fabry disease Galafold® (migalastat) Global Launch... Galafold: Precision Medicine for Fabry Disease Galafold: Precision Medicine for Fabry Disease Galafold Snapshot (as of September 30, 2019)